UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 27, 2006

Orient-Express Hotels Ltd.

(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

1-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441)295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

The information contained in this Current Report is furnished under Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

On March 27, 2006, registrant’s management commenced a series of oral presentations at investors’ meetings in various cities in the United States. The slides shown at those meetings are attached as an Exhibit to this Current Report and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99	Week of March 27, 2006 slide presentations at investors’ meetings in various cities in the United States.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

By:	/s/ Edwin S. Hetherington
Name: Edwin S. Hetherington
Title: Secretary

Date: March 27, 2006

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EXHIBIT INDEX

Exhibit
Number	Description

99	Week of March 27, 2006 slide presentations at investors’ meetings in various cities in the United States.

4

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Orient-Express Hotels
March 2006

[GRAPHIC]

[LOGO]
ORIENT-EXPRESS HOTELS TRAINS & CRUISES

Orient-Express Hotels

Overview

2005 Highlights

Major investments in 2005

Acquisitions

Expansions

Real Estate Update

Quarter 1 Outlook

Orient-Express Hotels

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• Global hospitality and leisure company
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• Exclusive focus on deluxe luxury market
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• 39 Hotels, 3 Restaurants, 6 Trains, 2 River Cruise Operations
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• Distinguished luxury brand names
[LOGO]
• Orient-Express, Hotel Cipriani, Copacabana Palace, ‘21’ Club, Mount Nelson, The Ritz
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• Benefits of ownership
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• Irreplaceable assets, high barriers to entry
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N. AMERICA	Global and Expanding	EUROPE
Acquisitions since 2002

•                  ‘21’ Club, New York

•                  Windsor Court Hotel, Louisiana

•                  Charleston Place, South Carolina

•                  The Inn at Perry Cabin, Maryland

•                  Keswick Hall, Virginia

•                  El Encanto, Santa Barbara

•                  La Samanna (Caribbean)

•                  Maroma Resort and Spa (Mexico)

•                  Casa Sierra Nevada

[GRAPHIC]

•                  Hotel Cipriani & Palazzo Vendramin, Italy

•                  Hotel Splendido & Splendido Mare, Italy

•                  Villa San Michele, Italy

•                  Hotel Caruso, Italy

•                  Grand Hotel Europe, Russia

•                  The Ritz, Madrid, Spain

•                  La Residencia, Mallorca, Spain

•                  Reid’s Palace, Madeira, Portugal

•                  Lapa Palace, Lisbon, Portugal

•                  Le Manoir aux Quat’Saisons, England

•                  Harry’s Bar, England

•                  Hôtel de la Cité, France

S.E ASIA

• The Governor’s Residence, Yangon, • La Résidence d’Angkor, Siem Reap • La Résidence, Luang Prabang • Jimbaran Puri Bali • Ubud Hanging Gardens, Bali • Napasai, Koh Samu, Thailand

REST OF THE WORLD
TRAINS & CRUISES
• Copacabana Palace, Brazil
• Mount Nelson Hotel, South Africa	• Venice Simplon-Orient-Express, Europe
• Orient-Express Safaris, Botswana	• British Pullman, UK
• The Westcliff, South Africa	• Northern Belle, UK
• The Observatory Hotel, Australia	• Royal Scotsman, UK
• Lilianfels Blue Mountains, Australia	• Eastern & Oriental Express, Asia
• Hotel Monasterio, Peru	• Road To Mandalay, Myanmar (River Vessel)
• Machu Picchu Sanctuary Lodge, Peru	• Peru Rail, Peru
• Miraflores Park Hotel, Peru	• Hiram Bingham Train, Peru
• Bora Bora Lagoon Resort, South Pacific	• Afloat in France
• La Cabaña, Argentina

Dark red: Added since 2002

Casa de Sierra Nevada

[GRAPHIC]

2005

Highlights

Highlights in 2005

•                  Good financial results

•                  EBITDA up 37%; Net earnings up 44%

•                  EBITDA margin up 3%

•                  Grand Hotel Europe acquisition

•                  $17.4m EBITDA in 2005

•                  Acquired at 6x multiple

•                  Overhang and free float

•                  SC shareholding reduced to 0% from 42%

•                  Free float increased 2x from 19.9m to 39.3m

US$ REVPAR GROWTH

[CHART]

Margin Recovery

1% improvement is $4m impact on annual EBITDA

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2006 EBITDA margin on track for 27% (up 300bp)

* Excludes gain on sale of Hotel Quinta do Lago

2005 Results

$’m	Dec 31 2005	Dec 31 2004	Change
			(%)
Revenue (1)	448	369	+25%
EBITDA	108	79	+37%
Net earnings (2)	40.7	28.2	+44%
EPS ($)	1.07	0.82	+30%
EBITDA Margin (%) (2)	24.2%	21.4%	+280bp

(1) Includes earnings from unconsolidated companies

(2) Includes seasonally loss making Q1

Same store RevPAR

US Dollar	+11%
Local currency	+10%

Balance Sheet

Assets	31 December, 2005
	($ ’m)
Cash	38
Current assets	119
Fixed assets and investments	1,171	Historical depreciated cost
Intangible and other assets	88
	1,416
Liabilities
Current liabilities	213
Debt	496
Other	30
Shareholder’s equity	677
	1,416

Major Investments

in 2005

Major Investments in 2006

Acquisitions/Openings:

• Grand Hotel Europe, Russia	February 2005
• Hotel Caruso, Ravello, Italy	June 2005
• Hanging Gardens, Ubud, Bali (Pansea)	July 2005
• Maroma, Mexico, 100% ownership & land	Jan 2006
• Casa Sierra Nevada, Mexico	February 2006

Recovery work from hurricanes

• Windsor Court Hotel, USA – re-opened	November 2005
• Maroma, Mexico – re-opened	February 2006

Major Investments in 2005/6

Investment Opportunities:

• Grand Hotel Europe, Russia – 120 Rooms refurbishment	Completion Q2 06
• La Residencia, Mallorca – 8 luxury suites/ Restaurant/ Bar	Construction underway
• Ritz Hotel, Madrid – Foyer & restaurant,	Complete
• Monasterio, Cusco – 54 key expansion	Q3 2006 start

• Copacabana Palace, Brazil – grand ballrooms and spa 36 suites	Completion Q3 complete
• Reid’s Palace, Madeira – spa and pool	Q1 2006 completion Easter
• Mount Nelson Hotel – Oasis wing	Complete
• La Samanna – New suits/bathrooms	Complete
• Villa San Michele, Florence – 2 suites	Construction underway

Real Estate Update

Real Estate

•                  Villas at Maroma, Mexico

•                  Acquired land January 2006

•                  Plan 27 villas

•                  Bora Bora Lagoon Resort

•                  Permits granted February 2006

Villas at Maroma

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Q1 Outlook 2006

Q1 2006 Outlook

•                  KEY DRIVERS

•                  Demand growth continues

•                  Demographics favour industry

•                  Limited supply

•                  Year on year bookings ahead by 8% (as at Feb 2006)

•                  ONE OFF ITEMS WILL HAVE SHORT TERM IMPACT

•                  Closure of La Residencia & Reids - $4m

•                  Finance related write-offs - $3m

•                  FROM SECOND QUARTER, NO FURTHER EFFECTS

Summary

•                  Solid Performance in 2005

•                  Financial performance

•                  Acquisitions and expansions

•                  Free float

•                  Encouraging Outlook

•                  Strong demand, limited supply

•                  Bookings pace strong

•                  Continuing Opportunities

•                  Acquisition and Expansion

ORIENT-EXPRESS HOTELS LTD.

Management believes that EBITDA (net earnings adjusted for interest expense, foreign currency, tax, depreciation and amortization) is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the company’s EBITDA may not be comparable in all instances to that disclosed by other companies. EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. generally accepted accounting principles for purposes of evaluating operating performance.

This presentation and the accompanying oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings growth, investment plans and similar matters that are not historical facts. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, realization of hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, fluctuations in interest rates and currency values, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, uncertainty of collecting insurance claims for property damage and lost earnings, changing global and regional economic conditions, and legislative, regulatory and political developments. Further information regarding these and other factors is included in the filings by the company with the U.S. Securities and Exchange Commission.